UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06554

            AllianceBernstein Americas Government Income Trust, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                Mark R. Manley.
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: September 30, 2003

                  Date of reporting period: September 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


AllianceBernstein Americas Government Income Trust


Multi-Sector
Fixed Income

Annual Report-September 30, 2003

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

November 13, 2003


Annual Report
This report provides management's discussion of fund performance for AllianceBernstein Americas Government Income Trust (the "Fund") for the annual reporting period ended September 30, 2003.

Investment Objective and Policies
This open-end fund seeks the highest level of current income, consistent with what we believe to be prudent investment risk that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada or Mexico, their political subdivisions (including Canadian Provinces but excluding states of the U.S.), agencies, instrumentalities or authorities.

Investment Results
The following table shows the Fund's performance for the six- and 12-month periods ended September 30, 2003. For comparison, we have included the Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of the overall U.S. bond market. We have also included the performance of the Fund's benchmark, a composite index consisting of 50% LB Government Bond Index--a broad measure of the performance of U.S. government bonds--and 50% J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) Latin Only--composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America.


INVESTMENT RESULTS*
Periods Ended September 30, 2003
                                                                 Returns
                                                          ---------------------
                                                          6 Months    12 Months
                                                          --------    ---------
AllianceBernstein Americas Government Income Trust
  Class A                                                   9.62%       19.51%
  Class B                                                   9.12%       18.72%
  Class C                                                   9.23%       18.82%

Lehman Brothers Aggregate Bond Index                        2.35%        5.41%

Lehman Brothers Government Bond Index                       1.72%        3.55%

J.P. Morgan Emerging Markets Bond Index Plus Latin Only    15.61%       50.07%

Composite: 50% Lehman Brothers Government Bond Index
  and 50% J.P. Morgan EMBI+ Latin Only                      8.52%       24.99%

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of September 30, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of


-------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 1
fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

     The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The unnmanaged LB Government Bond Index is composed of the LB U.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index, and is a broad measure of the performance of U.S. government bonds. The unmanaged JPM EMBI+ Latin Only is composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America; a large percentage of the index is made up of Brady Bonds. The Composite is a blend of both the LB Government Bond Index and the JPM EMBI+ Latin Only, with a 50%/50% weighting. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including AllianceBernstein Americas Government Income Trust.

     Additional investment results appear on page 6.


For the 12-month period ended September 30, 2003, the Fund outperformed the Lehman Brothers (LB) Aggregate Bond Index and the Lehman Brothers (LB) Government Bond Index; however, it underperformed the Fund's custom composite benchmark. The Fund's exposure to dollar-denominated securities issued by Latin American governments generated strong absolute returns and helped relative outperformance compared to the LB Aggregate Bond Index and the LB Government Bond Index. However, the Fund's relative underweight position in Brazil attributed to its underperformance compared to the custom composite benchmark. Additionally, we took advantage of further weakening of the U.S. dollar with advantageous trades versus the Canadian dollar. The Canadian dollar was one of the best performing currencies in 2003, rising 20% from the beginning of 2003 from 1.57 C$/U.S.$ to 1.38 C$/U.S.$ by the end of the third quarter. The Fund's position in U.S. mortgage securities also enhanced performance as the trading range in interest rates allowed attractive carry.

Market Overview and Investment Strategy
The emerging-debt market benefited from investors' desire for higher yielding asset classes as high levels of global liquidity encouraged more risk taking. The emerging market debt class, as represented by the JPM EMBI+, returned a strong 40.19% for the annual period ended September 30, 2003. Latin countries outperformed non-Latin countries, posting returns of 50.07% versus 27.75%. All countries represented within the index posted positive returns. Top performing countries included Brazil at 108.78%, Ecuador at 87.90%, Nigeria at 63.32%, Peru at 47.66% and Colombia at 45.60% while Argentina at 27.78%, Venezuela at 27.37%, Panama at 22.18% and Mexico at 19.71% lagged the index. During the annual period, we increased the


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2 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

Fund's position in Brazil and Peru and decreased its position in Mexico. Brazil continues to be a focus for investors, and President Lula has been very successful in pushing forward key reforms. We believe the domestic fiscal and external balances are in very good condition, and inflation remains well contained. Peru's economy continues to expand at a strong rate and inflation remains low and trending downward, resulting in above budget real revenue increases. We reduced the Fund's Mexico position in the last 3 months of the reporting period as bond valuations began to exceed interest rate risk.

During the annual period, we increased the Fund's position in Canadian government securities as we expect economic growth to slow. The Bank of Canada had slashed interest rates by 50 basis points in the third quarter of 2003, undoing the rate hikes it enacted in the first half of the year. In addition, the Canadian economy is struggling to accommodate the 20% appreciation in the Canadian dollar year-to-date. This appreciation has weakened key pillars that supported the strong economic performance of the preceding two years--productivity and the price of labor.

We maintained the Fund's diversification in U.S. government securities with positions in Federal National Mortgage Association (FNMA) 30-year mortgage securities and Treasury Inflation Protected Securities (TIPS). We took advantage of coupon and attractive carry of U.S. mortgage securities while the Fund's position in TIPS protected it against market volatility.


-------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 3

PERFORMANCE UPDATE


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST CLASS A
GROWTH OF A $10,000 INVESTMENT
9/30/93 - 9/30/03


AllianceBernstein Americas Government Income Trust Class A: $23,496 Lehman Brothers Aggregate Bond Index: $19,526
Composite: $24,057


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


              AllianceBernstein
             Americas Government      Lehman Brothers
                 Income Trust          Aggregate Bond
                   Class A                 Index
Composite----------------------------------------------------------------
9/30/93             10000                  10000                    10000
9/30/94              9531                   9678                     9853
9/30/95              8880                  11038                    10756
9/30/96             10951                  11579                    13040
9/30/97             13732                  12704                    15296
9/30/98             13646                  14166                    15068
9/30/99             15455                  14114                    16436
9/30/00             17863                  15101                    18789
9/30/01             19491                  17057                    19601
9/30/02             19660                  18523                    18971
9/30/03             23496                  19526                    24057



This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Americas Government Income Trust Class A shares (from 9/30/93 to 9/30/03) as compared to the performance of an appropriate index and composite. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index.

The Composite is a blend of both the LB Government Bond Index and the JPM EMBI+ Latin Only, with a 50%/50% weighting. The LB Government Bond Index is composed of the LB U.S. Treasury and Agency Bond indices, the LB 1-3 Year Government Bond Index and the 20+ Year Treasury Index, and is a broad measure of the performance of U.S. government bonds. The JPM EMBI+ Latin Only is composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America; a large percentage of the index is made up of Brady Bonds.

When comparing AllianceBernstein Americas Government Income Trust to the index and average shown above, you should note that no sales charges are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including AllianceBernstein Americas Government Income Trust.


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4 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

PORTFOLIO SUMMARY
September 30, 2003


INCEPTION DATES
Class A Shares
3/27/92
Class B Shares
3/27/92
Class C Shares
5/3/93

PORTFOLIO STATISTICS
Net Assets ($mil): $2,051.6


COUNTRY BREAKDOWN
   49.4%    United States
   21.0%    Mexico
   13.4%    Canada
    6.6%    Brazil
    2.3%    Colombia
    2.1%    Panama
    1.9%    Chile
    1.8%    Peru

    1.5%    Other


[PIE CHART OMITTED]


All data as of September 30, 2003. The Fund's country breakdown is expressed as a percentage of total investments and may vary over time. Other represents less than 1% weightings in Guatemala, Barbados, Uruguay, Belize and Venezuela.


-------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 5

INVESTMENT RESULTS


AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2003

Class A Shares
-------------------------------------------------------------------------------
                                 Without Sales Charge         With Sales Charge
               1 Year                   19.51%                      14.48%
              5 Years                   11.48%                      10.50%
             10 Years                    8.91%                       8.44%
            SEC Yield*                   5.06%

Class B Shares
-------------------------------------------------------------------------------
                                 Without Sales Charge         With Sales Charge
               1 Year                   18.72%                      15.72%
              5 Years                   10.60%                      10.60%
             10 Years(a)                 8.37%                       8.37%
            SEC Yield*                   4.49%

Class C Shares
-------------------------------------------------------------------------------
                                 Without Sales Charge         With Sales Charge
               1 Year                   18.82%                      17.82%
              5 Years                   10.68%                      10.68%
      Since Inception**                  8.08%                       8.08%
            SEC Yield*                   4.56%


The Fund's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. To increase yield, the Fund can use leverage, a speculative technique which may increase share price fluctuation. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


* SEC yields are based on SEC guidelines and are calculated on 30 days ended September 30, 2003.

**   Since inception: 3/27/92 Class A and Class B shares; 5/3/93 Class C shares.

(a)  Assumes conversion of Class B shares into Class A shares after six years.


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6 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

PORTFOLIO OF INVESTMENTS
September 30, 2003


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
GOVERNMENT/AGENCY OBLIGATIONS-128.9%
Barbados-0.5%
Government of Barbados
  7.25%, 12/15/21(a)
  (cost $9,444,637)               US$            10,000   $    9,850,000
                                                          --------------
Belize-0.3%
Government of Belize
  9.50%, 8/15/12(b)
  (cost $6,652,978)                               6,675        6,728,040
                                                          --------------
Brazil-8.6%
Federal Republic of Brazil
  2.19%, 4/15/12(b)                               3,400        2,720,000
  8.00%, 4/15/14(b)                              19,352       17,780,258
  11.00%, 1/11/12(b)                              3,500        3,584,000
  11.00%, 8/17/40(b)                             43,579       41,182,155
  11.25%, 7/26/07(b)                              2,400        2,596,800
  11.50%, 3/12/08(b)                             87,000       95,178,000
  12.00%, 4/15/10(b)                              2,300        2,475,950
  14.50%, 10/15/09(b)                             8,000        9,612,000
                                                          --------------
Total Brazilian Securities
  (cost $147,335,458)                                        175,129,163
                                                          --------------
Canada-17.3%
Government of Canada
  3.00%, 12/01/05(b)              CAD            47,580       35,252,535
  6.00%, 6/01/11(b)                              23,840       19,544,916
  8.00%, 6/01/27(b)                             122,975      126,284,079
  8.75%, 12/01/05(b)                             44,180       36,730,084
  10.25%, 3/15/14(b)                            126,210      137,057,238
                                                          --------------
Total Canadian Securities
  (cost $292,636,376)                                        354,868,852
                                                          --------------
Chile-2.4%
Banco Central Chile Peso
  8.00%, 9/01/07(b)
  (cost $44,432,252)              CLP        30,600,000       49,520,363
                                                          --------------


-------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 7

                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Colombia-3.0%
Republic of Colombia
  8.63%, 4/01/08(b)               US$             5,000   $    5,432,500
  10.38%, 1/28/33(b)                             20,000       20,900,000
  10.50%, 7/09/10(b)                              2,850        3,203,400
  10.75%, 1/15/13(b)                              5,000        5,600,000
  11.75%, 2/25/20(b)                             23,100       27,119,400
                                                          --------------
Total Colombian Securities
  (cost $53,990,797)                                          62,255,300
                                                          --------------
Guatemala-0.6%
Republic of Guatemala
  10.25%, 11/08/11(a)
  (cost $11,039,839)                             10,000       11,375,000
                                                          --------------
Mexico-27.1%
Mexican Bonos
  9.00%, 12/24/09(b)              MXP           231,347       22,199,664
  9.00%, 12/20/12(b)                          1,082,547      102,973,661
  9.50%, 3/08/07(b)                           1,028,658      102,215,757
  10.50%, 7/14/11(b)                          2,403,583      248,672,237
  13.50%, 3/02/06(b)                            749,392       79,200,782
                                                          --------------
Total Mexican Securities
  (cost $558,606,960)                                        555,262,101
                                                          --------------
Panama-2.7%
Republic of Panama
  9.38%, 7/23/12(b)               US$            22,000       24,893,000
  9.38%, 4/01/29(b)                               2,500        2,850,000
  10.75%, 5/15/20(b)                             22,750       27,072,500
                                                          --------------
Total Panamanian Securities
  (cost $49,505,429)                                          54,815,500
                                                          --------------
Peru-2.3%
Republic of Peru
  9.13%, 2/21/12(b)                              14,635       16,318,025
  9.88%, 2/06/15(b)                              26,250       30,384,375
                                                          --------------
Total Peruvian Securities
  (cost $41,314,931)                                          46,702,400
                                                          --------------


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8 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
United States-63.6%
Federal National Mortgage
  Association
  3.25%, 8/15/08(b)                 US$          29,450   $   29,673,084
Federal National Mortgage
Association 30 Year TBA
  6.00%, 10/25/33                               250,000      258,047,000
  6.50%, 10/25/33                                 5,000        5,212,500
U.S. Treasury Bonds
  8.75%, 5/15/17(b)                              50,000       71,878,950
  8.75%, 5/15/20(b)                              50,000       73,332,050
  9.13%, 5/15/18(b)                              50,000       74,423,850
  12.50%, 8/15/14(b)                             90,000      135,393,750
  13.25%, 5/15/14(b)(c)                          54,000       82,607,364
U.S. Treasury Note
  2.00%, 5/15/06(b)                             276,000      277,994,652
U.S. Treasury Note (TIPS)
  3.63%, 1/15/08(b)                              79,679       89,427,284
U.S. Treasury Strips
  8.00%, 11/15/21(b)                            350,000      135,395,050
  8.75%, 5/15/17(b)                             140,000       72,399,460
                                                          --------------
Total United States Securities
  (cost $1,238,558,385)                                    1,305,784,994
                                                          --------------
Uruguay-0.4%
Republic of Uruguay
  7.50%, 3/15/15(b)
  (cost $8,261,554)                              11,085        8,646,300
                                                          --------------
Venezuela-0.1%
Republic of Venezuela(a)
  10.75%, 9/19/13
  (cost $2,721,160)                               3,000        2,782,500
                                                          --------------
Total Investments-128.9%
  (cost $2,464,500,756)                                    2,643,720,513
Other assets less liabilities-(28.9%)                       (592,137,996)
                                                          --------------
Net Assets-100%                                           $2,051,582,517
                                                          ==============

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                         ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 9

                                              Contracts(d)
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
CALL OPTION WRITTEN (see Note D)
Canadian Dollar
  expiring Nov '03 @ $1.3455
  (premium received $502,744)                    65,043   $     (547,600)
                                                          --------------
PUT OPTIONS WRITTEN (see Note D)
Mexican Peso
  expiring Nov '03 @ $11.00                     260,690         (475,583)
Mexican Peso
  expiring Nov '03 @ $11.00                     519,930         (803,238)
                                                          --------------
Total Put Options Written
  (premiums received $1,306,607)                          $   (1,278,821)
                                                          --------------


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                                                        U.S. $
                                     Contract          Value on             U.S. $            Unrealized
                                      Amount          Origination          Current           Appreciation/
                                      (000)              Date               Value           (Depreciation)
----------------------------------------------------------------------------------------------------------
Buy Contracts
Canadian Dollar,
  settling 10/14/03                    89,938        $ 63,988,721        $ 66,554,177        $  2,565,456
Sale Contracts
Canadian Dollar,
  settling 10/14/03                   393,428         283,377,815         291,137,733          (7,759,918)
Chilean Peso,
  settling 10/22/03                32,505,230          46,041,402          49,181,015          (3,139,613)
Mexican Peso,
  settling
  10/22/03-11/19/03                 4,550,175         414,596,699         411,651,778           2,944,921


FINANCIAL FUTURES CONTRACTS SOLD (see Note D)

                                                                                              Value at
                                       Number of         Expiration         Original         September 30,         Unrealized
     Type                              Contracts           Month              Value              2003             Depreciation
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury
  Note 10 Yr                                             December
  Futures                                 100              2003          $ 10,903,451        $ 11,462,500         $  (559,049)
U.S. Treasury
  Note 10 Yr                                             December
  Futures                                 299              2003            33,130,602          34,272,875          (1,142,273)
U.S. Treasury
  Note 10 Yr                                             December
  Futures                                 101              2003            11,275,588          11,577,125            (301,537)
                                                                                                                 ------------
                                                                                                                 $ (2,002,859)
                                                                                                                 ============

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10 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

CREDIT DEFAULT SWAP CONTRACT (see Note D)

      Swap
   Counterparty                      Notional
   & Referenced                       Amount                             Termination          Unrealized
    Obligation                         (000)        Interest Rate            Date            Appreciation
----------------------------------------------------------------------------------------------------------
J.P. Morgan Chase
  Federative
  Republic
  of Brazil
  8.00%,
  4/15/14                              17,000            9.34%              9/20/13          $ 1,523,200


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, the aggregate market value of these securities amounted to $24,007,500 or 1.2% net assets.

(b) Positions, or a portions thereof, with an aggregate market value of $1,686,391,891 have been segregated to collateralize forward exchange currency contracts.

(c) Position, or a portion thereof, with an aggregate market value of $786,326 have been segregated as collateral for the futures transactions outstanding at September 30, 2003.

(d)  One contract relates to principal amount of $1.

     Glossary of terms:

     TBA   - (To Be Assigned)-Securities are purchased on a forward commitment with an appropriate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

     TIPS  - Treasury Inflation Protected Security

     Currency Abbreviations:

     CAD   - Canadian Dollar

     CLP   - Chilean Peso

     MXP   - Mexican Peso

     US$   - United States Dollar

     See notes to financial statements.


-------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 11

STATEMENT OF ASSETS & LIABILITIES
September 30, 2003


Assets
Investments in securities, at value (cost $2,464,500,756)       $2,643,720,513
Cash                                                                 4,292,557
Interest receivable                                                 32,628,118
Receivable for capital stock sold                                   11,755,721
Unrealized appreciation on forward exchange
  currency contracts                                                 5,510,377
Unrealized appreciation on swap contracts                            1,523,200
Receivable for investment securities sold                              550,345
                                                                --------------
Total assets                                                     2,699,980,831
                                                                --------------
Liabilities
Outstanding options written, at value
  (premiums received $1,809,351)                                     1,826,421
Loan payable                                                       250,000,000
Payable for investment securities purchased                        366,119,242
Payable for capital stock redeemed                                  12,370,297
Unrealized depreciation on forward exchange
  currency contracts                                                10,899,531
Dividends payable                                                    3,953,420
Advisory fee payable                                                 1,216,767
Payable for variation margin on futures contracts                      562,500
Distribution fee payable                                               251,305
Loan interest payable                                                  177,778
Accrued expenses and other liabilities                               1,021,053
                                                                --------------
Total liabilities                                                  648,398,314
                                                                --------------
Net Assets                                                      $2,051,582,517
                                                                ==============
Composition of Net Assets
Capital stock, at par                                                 $271,848
Additional paid-in capital                                       2,182,491,762
Distributions in excess of net investment income                   (30,507,838)
Accumulated net realized loss on investments and
  foreign currency transactions                                   (274,080,623)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                      173,407,368
                                                                --------------
                                                                $2,051,582,517
                                                                ==============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($1,060,243,921/140,557,189 shares of capital stock
  issued and outstanding)                                                $7.54
Sales charge--4.25% of public offering price                               .33
                                                                         -----
Maximum offering price                                                   $7.87
                                                                         =====
Class B Shares
Net asset value and offering price per share
  ($696,043,392/92,263,205 shares of capital stock
  issued and outstanding)                                                $7.54
                                                                         =====
Class C Shares
Net asset value and offering price per share
  ($295,295,204/39,027,316 shares of capital stock
  issued and outstanding)                                                $7.57
                                                                         =====


See notes to financial statements.


-------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

STATEMENT OF OPERATIONS
Year Ended September 30, 2003


                                             December 1, 2002
                                                   to           Year Ended
                                               September 30,   November 30,
                                                  2003*            2002
                                              =============   =============

Investment Income
Interest (net of foreign taxes withheld
  of $69,577 and $0, respectively)            $ 150,354,156   $ 201,936,112
Expenses
Advisory fee                                     12,479,605      15,092,115
Distribution fee--Class A                         2,548,209       2,896,581
Distribution fee--Class B                         6,191,084       8,125,519
Distribution fee--Class C                         2,432,087       2,931,002
Transfer agency                                   2,185,091       3,002,448(a)
Custodian                                         1,189,010       1,249,287
Printing                                            272,822         795,363
Audit and legal                                     206,547         113,511
Administrative                                      117,510         144,535
Registration                                         95,254          80,856
Directors' fees                                      17,385          23,807
Miscellaneous                                        54,801          22,137
                                              -------------   -------------

Total expenses before interest                   27,789,405      34,477,161
Interest expense                                  3,920,832       5,879,635
                                              -------------   -------------

Total expenses                                   31,710,237      40,356,796
Less: expense offset arrangement
  (see Note B)                                         (764)         (8,464)(a)
                                              -------------   -------------

Net expenses                                     31,709,473      40,348,332
                                              -------------   -------------

Net investment income                           118,644,683     161,587,780
                                              -------------   -------------

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                        56,602,754       8,629,278
  Written options                                 1,424,401       1,969,988
  Futures contracts                               2,853,499              -0-
  Foreign currency transactions                 (24,080,303)     (1,401,459)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                   160,712,085     (47,506,710)
  Written options                                  (209,871)        192,801
  Futures contracts                              (2,002,859)             -0-
  Swap contracts                                  1,523,200              -0-
  Foreign currency denominated assets
    and liabilities                               9,689,131         301,887
                                              -------------   -------------

Net gain (loss) on investment and foreign
  currency transactions                         206,512,037     (37,814,215)
                                              -------------   -------------
Net Increase in Net Assets from
  Operations                                  $ 325,156,720   $ 123,773,565
                                              =============   =============




*    The Fund changed its fiscal year end from November 30 to September 30.

(a) Amounts have been reclassified to conform to the current period's presentation.

     See notes to financial statements.


-------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 13

STATEMENT OF CHANGES IN NET ASSETS

                                December 1, 2002   Year Ended     Year Ended
                                to September 30,  November 30,    November 30,
                                     2003*           2002            2001
                                ==============   =============   =============

Increase (Decrease)
in Net Assets from
Operations
Net investment
  income                        $  118,644,683  $  161,587,780  $  217,637,467
Net realized gain (loss)
  on investment and
  foreign currency
  transactions                      36,800,351       9,197,807    (207,886,563)
Net change in unrealized
  appreciation/
  depreciation of
  investments and
  foreign currency
  denominated
  assets and
  liabilities                      169,711,686     (47,012,022)     41,150,659
                                --------------  --------------  --------------

Net increase in
  net assets from
  operations                       325,156,720     123,773,565      50,901,563
Dividends and
Distributions to
Shareholders from
Net investment income
  Class A                          (68,308,663)    (83,785,147)   (101,845,498)
  Class B                          (45,712,602)    (65,273,295)    (84,257,201)
  Class C                          (17,895,460)    (23,442,285)    (28,104,926)
Tax return of capital
  Class A                                   -0-     (8,313,030)             -0-
  Class B                                   -0-     (6,476,314)             -0-
  Class C                                   -0-     (2,325,907)             -0-
Capital Stock
Transactions
Net increase
  (decrease)                      (106,754,724)   (178,108,502)    299,242,955
                                --------------  --------------  --------------

Total increase
  (decrease)                        86,485,271    (243,950,915)    135,936,893
Net Assets
Beginning of period              1,965,097,246   2,209,048,161   2,073,111,268
                                --------------  --------------  --------------

End of period                   $2,051,582,517  $1,965,097,246  $2,209,048,161
                                ==============  ==============  ==============




*  The Fund changed its fiscal year end from November 30 to September 30.

   See notes to financial statements.


-------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

STATEMENT OF CASH FLOWS
Ten Months Ended September 30, 2003


Increase (Decrease) in Cash from:
Operating Activities:
Interest received                                $ 149,768,892
Interest paid                                       (5,202,082)
Operating expenses paid                            (27,542,766)
                                                 -------------
Net increase in cash from operating
  activities                                                     $ 117,024,044
Investing Activities:
Purchases of long-term portfolio
  investments                                   (3,915,730,887)
Proceeds from disposition of long-term
  portfolio investments                          3,942,797,124
Proceeds from sale of short-term portfolio
  investments, net                                  87,500,000
Variation margin on futures contracts                  562,500
                                                 -------------
Net increase in cash from investing
  activities                                                       115,128,737
Financing Activities*:
Redemptions of capital stock, net                 (106,297,839)
Cash dividends paid                                (76,804,723)
                                                 -------------
Net decrease in cash from financing
  activities                                                      (183,102,562)
Effect of exchange rate on cash                                    (61,674,015)
                                                                 -------------

Net decrease in cash                                               (12,623,796)
Cash at beginning of period                                         16,916,353
                                                                 -------------

Cash at end of period                                            $   4,292,557
                                                                 =============
------------------------------------------------------------------------------
Reconciliation of Net Increase in Net
Assets from Operations to Net Increase
in Cash from Operating Activities:
Net increase in net assets from
  operations                                                      $325,156,720
Adjustments:
Decrease in interest receivable                  $   2,211,559
Net realized gain on investment
  transactions                                     (56,602,754)
Net realized gain on written options                (1,424,401)
Net realized gain on futures contracts              (2,853,499)
Net realized loss on foreign currency
  transactions                                      24,080,303
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities              (169,711,686)
Accretion of bond discount and
  amortization of bond premium                      (2,796,823)
Increase in interest payable                           245,875
Decrease in accrued expenses and other
  liabilities                                       (1,281,250)
                                                 -------------
                                                                  (208,132,676)
                                                                 -------------
Net increase in cash from operating
  activities                                                     $ 117,024,044
                                                                 =============



* Non-cash financing activities not included herein consist of reinvestment of dividends.

   See notes to financial statements.


-------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 15

NOTES TO FINANCIAL STATEMENTS
September 30, 2003

NOTE A

Significant Accounting Policies

AllianceBernstein Americas Government Income Trust, Inc. (the "Fund"), formerly Alliance Americas Government Income Trust, Inc. was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the


-------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


-------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 17

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities as adjustments to interest income for financial reporting purposes only.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

8. Change of Fiscal Year End

The Fund changed its fiscal year end from November 30 to September 30. Accordingly, the statement of operations, the statement of changes in net assets and financial highlights reflect the period from December 1, 2002 to September 30, 2003.


-------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of ..65 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended September 30, 2003 and the year ended November 30, 2002, such fees amounted to $117,510 and $144,535, respectively.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,268,424 and $1,597,340, respectively, for the period ended September 30, 2003 and the year ended November 30, 2002.

For the period ended September 30, 2003 and the year ended November 30, 2002, the Fund's expenses were reduced by $764 and $8,464, respectively, under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly AllianceFund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $112,890 and $2,078,938 from the sales of Class A shares and received $35,926 and $65,938, $1,014,960 and $1,773,960 and $43,018 and $126,305,
respectively, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the period ended September 30, 2003 and the year ended November 30, 2002.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $35,134,845 and $7,355,416 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods


-------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 19 so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended September 30, 2003, were as follows:

                                                   Purchases         Sales
                                                 =============   =============

Investment securities (excluding
  U.S. government securities)                     $734,661,095    $778,615,818
U.S. government securities                         622,297,453     546,602,763

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, options written, futures and swap contracts) are as follows:

Cost                                                            $2,484,293,986
                                                                --------------

Gross unrealized appreciation                                   $  191,063,015
Gross unrealized depreciation                                      (31,636,488)
                                                                --------------
Net unrealized appreciation                                     $  159,426,527
                                                                ==============

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.


-------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call



-------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 21 option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in written options for the ten months ended September 30, 2003 were as follows:

                                                   Number of        Premium
                                                   Contracts       Received
                                                 =============   =============

Options outstanding at
  November 30, 2002                                387,300,000  $      922,685
Options written                                  2,800,087,912       2,534,823
Options terminated in closing
  purchase transactions                           (277,437,176)       (343,416)
Options expired                                 (2,064,288,236)     (1,304,741)
                                                --------------  --------------

Options outstanding at
  September 30, 2003                               845,662,500  $    1,809,351
                                                ==============  ==============



4. Swap Agreements

The Fund may enter into currency and interest rate swap agreements to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swap contracts are included in net realized gain or loss on investment transactions.


-------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

The Fund may enter into credit default swaps. A sell/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the Counterparty at par and take/(deliver) the principal amount (the "Notional Amount") of the referenced obligation. During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed interest payments from/(to) the respective Counterparty, calculated at the agreed upon interest rate applied to the Notional Amount.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the referenced obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B, and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                                        Shares
                                  --------------------------------------------
                                   December 1,
                                       2002 to      Year Ended      Year Ended
                                 September 30,    November 30,    November 30,
                                          2003*           2002            2001
                                  --------------------------------------------
Class A
Shares sold                         57,709,198      48,951,042      50,544,529
                                  --------------------------------------------
Shares issued in reinvestment
  of dividends and distributions     3,960,011       5,688,032       5,737,023
                                  --------------------------------------------
Shares converted from Class B        1,163,358       9,976,855       7,450,655
                                  --------------------------------------------
Shares redeemed                    (60,349,102)    (69,401,868)    (50,497,057)
                                  --------------------------------------------
Net increase (decrease)              2,483,465      (4,785,939)     13,235,150
                                  ============================================

Class B
Shares sold                         14,372,306      30,870,456      54,837,535
                                  --------------------------------------------
Shares issued in reinvestment
  of dividends and distributions     2,571,804       4,215,125       4,258,093
                                  --------------------------------------------
Shares converted to Class A         (1,163,358)     (9,975,974)     (7,430,424)
                                  --------------------------------------------
Shares redeemed                    (31,428,197)    (42,851,229)    (35,009,130)
                                  --------------------------------------------
Net increase (decrease)            (15,647,445)    (17,741,622)     16,656,074
                                  ============================================

*  The Fund changed its fiscal year end from November 30 to September 30.


-------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 23

                                                        Shares
                                  --------------------------------------------
                                   December 1,
                                      2002 to       Year Ended      Year Ended
                                 September 30,    November 30,    November 30,
                                          2003*           2002            2001
                                  --------------------------------------------
Class C
Shares sold                          6,082,021       9,952,547      18,891,935
                                  --------------------------------------------
Shares issued in reinvestment
  of dividends and distributions     1,060,938       1,697,005       1,894,507
                                  --------------------------------------------
Shares redeemed                     (8,353,348)    (15,272,975)    (12,226,958)
                                  --------------------------------------------
Net increase (decrease)             (1,210,389)     (3,623,423)      8,559,484
                                  ============================================

                                                       Amount
                                  --------------------------------------------
                                    December 1,
                                        2002 to     Year Ended      Year Ended
                                  September 30,   November 30,    November 30,
                                          2003*           2002            2001
                                  --------------------------------------------
Class A
Shares sold                       $422,454,291   $ 337,222,989    $385,907,640
                                  --------------------------------------------
Shares issued in reinvestment
  of dividends and distributions    29,133,663      39,215,571      42,063,472
                                  --------------------------------------------
Shares converted from Class B        8,771,717      68,642,710      56,520,220
                                  --------------------------------------------
Shares redeemed                   (442,778,898)   (477,745,407)   (380,921,986)
                                  --------------------------------------------
Net increase (decrease)           $ 17,580,773   $ (32,664,137)   $103,569,346
                                  ============================================

Class B
Shares sold                       $104,488,498   $ 213,117,586    $419,413,793
                                  --------------------------------------------
Shares issued in reinvestment
  of dividends and distributions    18,717,097      29,081,877      32,087,661
                                  --------------------------------------------
Shares converted to Class A         (8,771,717)    (68,642,710)    (56,520,220)
                                  --------------------------------------------
Shares redeemed                   (229,896,065)   (294,529,545)   (265,335,905)
                                  --------------------------------------------
Net increase (decrease)          $(115,462,187)  $(120,972,792)   $129,645,329
                                  ============================================

Class C
Shares sold                       $ 44,524,191   $  68,984,390    $144,289,874
                                  --------------------------------------------
Shares issued in reinvestment
  of dividends and distributions     7,772,014      11,736,602      14,359,766
                                  --------------------------------------------
Shares redeemed                    (61,169,515)   (105,192,565)    (92,621,360)
                                  --------------------------------------------
Net increase (decrease)           $ (8,873,310)  $ (24,471,573)   $ 66,028,280
                                  ============================================


*  The Fund changed its fiscal year end from November 30 to September 30.

NOTE F

Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Deutsche Bank AG, New York Branch on June 4, 1998. The maximum credit available under the credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the Credit Agreement for the ten months ended September 30, 2003 was $250,000,000 with a related weighted average interest rate at period


-------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST end of 1.82% and a weighted average annualized interest rate of 1.60%. The $250,000,000 balance will mature on May 11, 2004. Interest payments on current borrowings are based on the European Euro margin plus the applicable European Euro rate. The Fund is also obligated to pay Deutsche Bank AG, New York Branch a facility fee computed at the rate of .10% per annum on the daily amount of the total commitment as in effect.

NOTE G

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of September 30, 2003, the Fund had no securities on loan.

NOTE H

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund may invest in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 25

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended September 30, 2003 and fiscal years ended November 30, 2002 and November 30, 2001 were as follows:

                                      2003            2002            2001
                                 =============   =============   =============

Distributions paid from:
  Ordinary income                $ 131,916,725   $ 172,500,727   $ 214,207,625
                                 -------------   -------------   -------------

Total taxable
  distributions                    131,916,725     172,500,727     214,207,625
  Tax return of
  capital                                   -0-     17,115,251              -0-
                                 -------------   -------------   -------------
Total distributions
  paid                           $ 131,916,725   $ 189,615,978   $ 214,207,625
                                 -------------   -------------   -------------


As of September 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $(285,094,211)(a)
                                                               -------------
Unrealized appreciation/(depreciation)                           157,866,538 (b)
                                                               -------------
Total accumulated earnings/(deficit)                           $(127,227,673)
                                                               =============

(a) On September 30, 2003, the Fund had a net capital loss carryforward of $272,571,324, of which $28,565,833 expires in the year 2004, $24,477,091 expires in the year 2008, $206,928,807 expires in the year 2009 and $12,599,593 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As of September 30, 2003, the Fund deferred tax straddle losses of $12,522,887.

(b) The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the difference between book and tax amortization methods for premium .

During the current fiscal year, permanent differences, primarily due to distributions in excess of net investment income, the tax treatment of bond premium and the tax treatment of foreign currency gains and losses, resulted in a net decrease in distributions in excess of net investment income, a decrease in accumulated net realized loss on investments, foreign currency transactions and futures contracts, and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, is currently under investigation by the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares.


-------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

Certain other regulatory authorities are also conducting investigations into these practices within the industry and have requested that Alliance Capital provide information to them. Alliance Capital has been cooperating with all of these authorities and has been conducting its own internal investigation into these matters. In addition, Alliance Capital's Board of Directors authorized a special committee, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, to direct and oversee a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Between October 3 and November 13, 2003, twenty-one additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants. All of these lawsuits seek an unspecified amount of damages.

Through November 14, 2003, Alliance Capital's internal investigation has revealed that Alliance Capital maintained relationships with certain investors who were permitted to engage in market timing trades in certain AllianceBernstein Mutual Funds in return for or in connection with making investments (which were not actively traded) in other Alliance Capital products, including hedge funds and mutual funds, for which Alliance Capital receives advisory fees ("Market Timing Relationships"). Alliance Capital believes that these Market Timing Relationships created conflicts of interest and that certain of the trades made pursuant to these relationships had an adverse effect on some shareholders of the AllianceBernstein Mutual Funds. These matters are the subject of the ongoing internal investigation by Alliance Capital.


-------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 27

As a result of Alliance Capital's involvement in market timing or for other reasons, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

Any resolution of Alliance Capital's involvement in market timing and the related SEC and NYAG investigations and private lawsuits is likely to include, but not be limited to, sanctions, penalties, appropriate restitution to mutual fund shareholders and structural changes in the governance of Alliance Capital's mutual fund business. Alliance Capital is committed to full restitution of the adverse effects that inappropriate market timing transactions allowed by Alliance Capital had on the shareholders of the AllianceBernstein Mutual Funds.


-------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class A
                                         ----------------------------------------------------------------------------
                                         December 1,
                                             2002 to                         Year Ended November 30,
                                       September 30,   --------------------------------------------------------------
                                             2003(a)      2002(b)         2001         2000         1999         1998
                                         ----------------------------------------------------------------------------
Net asset value,
  beginning of period                          $6.86        $7.07        $7.55        $7.28        $7.59        $8.02
                                         ----------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(c)                         .44          .56          .77          .75          .87          .87
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .73         (.11)        (.50)         .34         (.25)        (.33)
                                         ----------------------------------------------------------------------------
Net increase in net asset
  value from operations                         1.17          .45          .27         1.09          .62          .54
                                         ----------------------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from net
  investment income                             (.49)        (.60)        (.75)        (.49)        (.64)        (.87)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.11)        (.07)
Tax return of capital                             -0-        (.06)          -0-        (.33)        (.18)        (.03)
                                         ----------------------------------------------------------------------------
Total dividends and
  distributions                                 (.49)        (.66)        (.75)        (.82)        (.93)        (.97)
                                         ----------------------------------------------------------------------------
Net asset value,
  end of period                                $7.54        $6.86        $7.07        $7.55        $7.28        $7.59
                                         ============================================================================
Total Return
Total investment return based
  on net asset value(d)                        17.48%        6.69%        3.32%       15.80%        8.56%        7.14%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $1,060,244     $947,300   $1,009,606     $979,126     $730,468     $740,066
Ratio to average net assets of:
  Expenses                                      1.49%(e)     1.57%        1.96%        2.26%        2.09%        2.04%
  Expenses, excluding
    interest expense                            1.26%(e)     1.28%        1.23%        1.33%        1.38%        1.36%
  Net investment income                         7.28%(e)     8.19%       10.07%       10.03%       11.72%       11.17%
Portfolio turnover rate                           60%         160%         315%         234%         158%         175%


See footnote summary on page 32.


-------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 29

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class B
                                         ----------------------------------------------------------------------------
                                         December 1,
                                             2002 to                         Year Ended November 30,
                                       September 30,   --------------------------------------------------------------
                                             2003(a)      2002(b)         2001         2000         1999         1998
                                         ----------------------------------------------------------------------------
Net asset value,
  beginning of period                          $6.86        $7.07        $7.58        $7.31        $7.61        $8.02
                                         ----------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(c)                         .40          .51          .69          .69          .81          .81
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .73         (.11)        (.50)         .36         (.25)        (.32)
                                         ----------------------------------------------------------------------------
Net increase in net asset
  value from operations                         1.13          .40          .19         1.05          .56          .49
                                         ----------------------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from net
  investment income                             (.45)        (.55)        (.70)        (.48)        (.59)        (.81)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.10)        (.06)
Tax return of capital                             -0-        (.06)          -0-        (.30)        (.17)        (.03)
                                         ----------------------------------------------------------------------------
Total dividends and
  distributions                                 (.45)        (.61)        (.70)        (.78)        (.86)        (.90)
                                         ----------------------------------------------------------------------------
Net asset value,
  end of period                                $7.54        $6.86        $7.07        $7.58        $7.31        $7.61
                                         ============================================================================
Total Return
Total investment return based
  on net asset value(d)                        16.84%        5.92%        2.20%       14.99%        7.79%        6.46%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $696,043     $740,782     $888,457     $826,340   $1,011,395   $1,300,519
Ratio to average net assets of:
  Expenses                                      2.21%(e)     2.28%        2.66%        2.93%        2.78%        2.75%
  Expenses, excluding
    interest expense                            1.98%(e)     2.00%        1.94%        2.03%        2.08%        2.07%
  Net investment income                         6.59%(e)     7.47%        9.06%        9.37%       10.97       %10.44%
Portfolio turnover rate                           60%         160%         315%         234%         158%         175%


See footnote summary on page 32.


-------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class C
                                         ----------------------------------------------------------------------------
                                         December 1,
                                             2002 to                         Year Ended November 30,
                                       September 30,   --------------------------------------------------------------
                                             2003(a)      2002(b)         2001         2000         1999         1998
                                         ----------------------------------------------------------------------------
Net asset value,
  beginning of period                          $6.88        $7.09        $7.58        $7.31        $7.61        $8.02
                                         ----------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(c)                         .40          .52          .71          .70          .81          .82
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .74         (.12)        (.50)         .35         (.25)        (.33)
                                         ----------------------------------------------------------------------------
Net increase in net asset
  value from operations                         1.14          .40          .21         1.05          .56          .49
                                         ----------------------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from net
  investment income                             (.45)        (.55)        (.70)        (.47)        (.59)        (.82)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.10)        (.05)
Tax return of capital                             -0-        (.06)          -0-        (.31)        (.17)        (.03)
                                         ----------------------------------------------------------------------------
Total dividends and
  distributions                                 (.45)        (.61)        (.70)        (.78)        (.86)        (.90)
                                         ----------------------------------------------------------------------------
Net asset value,
  end of period                                $7.57        $6.88        $7.09        $7.58        $7.31        $7.61
                                         ----------------------------------------------------------------------------
Total Return
Total investment return based
  on net asset value(d)                        16.94%        5.91%        2.48%       14.99%        7.79%        6.46%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $295,295     $277,015     $310,985     $267,646     $258,696     $276,073
Ratio to average net assets of:
  Expenses                                      2.20%(e)     2.27%        2.65%        2.95%        2.78%        2.74%
  Expenses, excluding
    interest expense                            1.97%(e)     1.99%        1.93%        2.03%        2.08%        2.06%
  Net investment income                         6.56%(e)     7.45%        9.34%        9.35%       10.98%       10.45%
Portfolio turnover rate                           60%         160%         315%         234%         158%         175%


See footnote summary on page 32.


-------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 31

(a)  The Fund changed its fiscal year end from November 30 to September 30.

(b) As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $.04, decrease net realized and unrealized loss on investments per share by $.04 for Class A, B and C, respectively, and decrease the ratio of net investment income to average net assets from 8.83% to 8.19% for Class A, from 8.10% to 7.47% for Class B and from 8.09% to 7.45% for Class C. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


-------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of AllianceBernstein Americas Government Income Trust, Inc

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Americas Government Income Trust, Inc., (the "Fund"), formerly Alliance Americas Government Income Trust, Inc., including the portfolio of investments, as of September 30, 2003, and the related statement of operations for the period from December 1, 2002 to September 30, 2003 and for the year ended November 30, 2002, the statement of changes in net assets for the period from December 1, 2002 to September 30, 2003 and for each of the two years in the period ended November 30, 2002, and the financial highlights for the period from December 1, 2002 to September 30, 2003 and for each of the five years in the period ended November 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Americas Government Income Trust, Inc. (the "Fund") at September 30, 2003, the results of its operations for the period from December 1, 2002 to September 30, 2003 and for the year ended November 30, 2002, the changes in its net assets for the period from December 1, 2002 to September 30, 2003 and for each of the two years in the period ended November 30, 2002, and the financial highlights for the period from December 1, 2002 to September 30, 2003 and for each of the five years in the period ended November 30, 2002, in conformity with accounting principles generally accepted in the United States.


New York, New York
November 14, 2003


-------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 33

BOARD OF DIRECTORS

William H. Foulk, Jr.(1),Chairman
Marc O. Mayer,President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon(2), Vice President
Michael L. Mon(2), Vice President
Douglas J. Peebles(2), Vice President
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1)  Member of the Audit Committee

(2) Messrs. DeNoon, Mon and Peebles are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


-------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                          PORTFOLIOS
                                                                            IN FUND        OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX    DIRECTORSHIPS
      ADDRESS                              OCCUPATION(S)                  OVERSEEN BY     HELD BY
(YEARS OF SERVICE*)                      DURING PAST 5 YEARS                DIRECTOR      DIRECTOR
----------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, 71       Investment adviser and an inde-              113         None
2 Sound View Drive                 pendent consultant. He was
Suite 100                          formerly Senior Manager of Barrett
Greenwich, CT 06830                Associates, Inc., a registered
(11)                               investment adviser, with which
Chairman of the Board              he had been associated since prior
                                   to 1998. He was formerly Deputy
                                   Comptroller and Chief Investment
                                   Officer of the State of New York
                                   and, prior thereto, Chief Invest-
                                   ment Officer of the New York Bank
                                   for Savings.

Ruth Block, #, 73                  Formerly Executive Vice President             96         None
500 SE Mizner Blvd.                and Chief Insurance Officer of The
Boca Raton, FL 33432               Equitable Life Assurance Society
(11)                               of the United States; Chairman and
                                   Chief Executive Officer of Evlico;
                                   Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty
                                   chemicals), Tandem Financial
                                   Group and Donaldson, Lufkin &
                                   Jenrette Securities Corporation;
                                   former Governor at Large National
                                   Association of Securities Dealers,
                                   Inc.

David H. Dievler, #, 74            Independent consultant. Until                100         None
P.O. Box 167                       December 1994, Senior Vice
Spring Lake, NJ 07762              President of Alliance Capital
(11)                               Management Corporation
                                   ("ACMC") responsible for mutual
                                   fund administration. Prior to
                                   joining ACMC in 1984, he was
                                   Chief Financial Officer of Eberstadt
                                   Asset Management since 1968.
                                   Prior to that, he was a Senior
                                   Manager at Price Waterhouse
                                   & Co. Member of the American
                                   Institute of Certified Public
                                   Accountants since 1953.


-------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 35

                                                                          PORTFOLIOS
                                                                            IN FUND        OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                      COMPLEX    DIRECTORSHIPS
      ADDRESS                              OCCUPATION(S)                  OVERSEEN BY     HELD BY
(YEARS OF SERVICE*)                      DURING PAST 5 YEARS                DIRECTOR      DIRECTOR
----------------------------------------------------------------------------------------------------
John H. Dobkin, #, 61              Consultant. Formerly President                98         None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002,
(11)                               a Senior Advisor from June
                                   1999-June 2000 and President
                                   of Historic Hudson Valley (historic
                                   preservation) from December
                                   1989-May 1999. Previously,
                                   Director of the National Academy
                                   of Design and during 1988-1992,
                                   he was Director and Chairman of
                                   the Audit Committee of ACMC.

Clifford L. Michel, #, 64          Senior Counsel of the law firm of             97     Placer
15 St. Bernard's Road              Cahill Gordon & Reindel since                      Dome, Inc.
Gladstone, NJ 07934                February 2001 and a partner of that
(11)                               firm for more than twenty-five years
                                   prior thereto. He is President and
                                   Chief Executive Officer of Wenonah
                                   Development Company (investments)
                                   and a Director of Placer Dome, Inc.
                                   (mining).

Donald J. Robinson, #, 69          Senior Counsel to the law firm of             96         None
98 Hell's Peak Road                Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                   since prior to 1998. Formerly a
(7)                                senior partner and a member of
                                   the Executive Committee of that
                                   firm. He was also a member
                                   and Chairman of the Municipal
                                   Securities Rulemaking Board and
                                   a Trustee of the Museum of the
                                   City of New York.

INTERESTED DIRECTOR

Marc O. Mayer, +, 46               Executive Vice President of ACMC              68         None
1345 Avenue of the                 since 2001; prior thereto, Chief
Americas,                          Executive Officer of Sanford C.
New York, NY 10105                 Bernstein &Co., LLC and its
(1 month)                          predecessor since prior to 1998.


*  There is no stated term of office for the Fund's directors.

#  Member of the Audit Committee and Nominating Committee.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


-------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

Officer Information

Certain information concerning the Fund's Officers is listed below.

        NAME,                          POSITION(S)                 PRINCIPAL OCCUPATION
  ADDRESS* AND AGE                    HELD WITH FUND                DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------
Marc O. Mayer, 46                  President                   See biography above.

Kathleen A. Corbet, 43             Senior Vice President       Executive Vice President of Alliance
                                                               Capital Management Corporation
                                                               (ACMC),** with which she has been
                                                               associated since prior to 1998.

Paul J. DeNoon, 41                 Vice President              Senior Vice President of ACMC,** with
                                                               which he has been associated since
                                                               prior to 1998.

Michael L. Mon, 34                 Vice President              Vice President of ACMC, with which
                                                               he has been associated since June
                                                               1999. Prior thereto he was a Portfolio
                                                               Manager at Brundage, Story and Rose
                                                               since prior to 1998.

Douglas J. Peebles, 38             Vice President              Senior Vice President of ACMC, with
                                                               which he has been associated since
                                                               prior to 1998.

Mark D. Gersten, 53                Treasurer and Chief         Senior Vice President of Alliance Global
                                   Financial Officer           Investor Services, Inc. ("AGIS"),** and
                                                               Vice President of AllianceBernstein
                                                               Investment Research and Management,
                                                               Inc. ("ABIRM")** with which he
                                                               has been associated since prior to
                                                               1998.

Vincent S. Noto, 39                Controller                  Vice President of AGIS,** with which
                                                               he has been associated since prior to
                                                               1998.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, and AGIS are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 37

ALLIANCEBERNSTEIN FAMILY OF FUNDS

------------------------------------------------------------------------------
Wealth Strategies Funds
------------------------------------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

------------------------------------------------------------------------------
Blended Style Series
------------------------------------------------------------------------------
U.S. Large Cap Portfolio

------------------------------------------------------------------------------
Growth Funds
------------------------------------------------------------------------------

Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund #
Technology Fund

Global & International

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

------------------------------------------------------------------------------
Value Funds
------------------------------------------------------------------------------

Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

------------------------------------------------------------------------------
Taxable Bond Funds
------------------------------------------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

------------------------------------------------------------------------------
Municipal Bond Funds
------------------------------------------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

------------------------------------------------------------------------------
Intermediate Municipal Bond Funds
------------------------------------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

------------------------------------------------------------------------------
Closed-End Funds
------------------------------------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,## which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*   Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

#   Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.

## An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

NOTES


-------------------------------------------------------------------------------
                        ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 39

NOTES


-------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN(SM)       Investment Research and Management


SM This service mark used under license from the owner, Alliance Capital Management L.P.

NAGAR0903

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         Exhibit No.        DESCRIPTION OF EXHIBIT
         -----------        ----------------------
         10(a)(1)           Code of ethics that is subject to the disclosure
                            of Item 2 hereof

         10(b)(1) Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2) Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Americas Government Income Trust, Inc.

By:
         /s/Marc O. Mayer
         ---------------------------------
         Marc O. Mayer
         President

Date:    November 25, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
         /s/Marc O. Mayer
         ---------------------------------
         Marc O. Mayer
         President

Date:    November 25, 2003

By:
         /s/Mark D. Gersten
         ---------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    November 25, 2003